

ROCKWELL MEDICAL

Investor Presentation

May 12, 2025

RMTI
Nasdaq Listed

Forward-Looking Statements and Non-GAAP Measures

Certain statements in this presentation may constitute "forward-looking statements" within the meaning of federal securities laws, including, but not limited to, Rockwell's expectations regarding revenue, profitability, financial position, 2024, 2025 and 2026 guidance, future net sales, reliance on capital investments, ability to grow, industry leadership position, total addressable estimated CAGR, reduction of debt, and continued growth. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "can," "could," "would," "develop," "plan," "potential," "predict," "forecast," "project," "plan," "intend," "positioned to," "guidance," "vision," "strategy," or the negatives of these terms, and similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. While Rockwell Medical believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this presentation. These forward-looking statements are based upon current estimates and assumptions and are subject to various risks and uncertainties (including, without limitation, those set forth in Rockwell Medical's SEC filings), many of which are beyond our control and subject to change. Actual results could be materially different. Risks and uncertainties include: the risk that we do not maintain profitability or achieve net sales, gross margin or adjusted EBITDA guidance targets; the risk that we are unable to achieve our corporate goals and projected milestones, including that we achieve sustained profitability for FY'25 on an adjusted EBITDA basis, grow our concentrates business by adding new customers, expand contracts and partnerships with existing customers, continue to optimize our business through improved processes and expanded automated manufacturing capabilities and complete additional business development opportunities to support strategic objectives; the risk that market opportunities are smaller than estimated, including the estimated total addressable market and CAGR; the impact of any further increases in raw material, labor, fuel or other input costs, particularly if we are unable to pass these cost increases along to our customers; the risk that we are unable to obtain additional financing and raise capital as necessary to fund operations or pursue business opportunities; and those risks more fully discussed in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2024, as such description may be amended or updated in any subsequent reports we file with the SEC. Rockwell Medical expressly disclaims any obligation to update our forward-looking statements, except as may be required by law.

This presentation includes certain non-GAAP financial measures. Please see the section entitled "Reconciliation to GAAP Financial measures" in the Appendix for an explanation of management's use of these measures and reconciliations to the most directly comparable GAAP financial measures. These non-GAAP financial measures should be considered in addition to, and not a substitute for, or superior to, net income or other financial measures calculated in accordance with GAAP. Non-GAAP financial measures used by us may be calculated differently from, and therefore may not be comparable to, non-GAAP measures used by other companies.

All data as of March 31, 2025 unless otherwise noted.

Rockwell Medical At A Glance

Business Overview

- Healthcare company that develops, manufactures, commercializes, and distributes a portfolio of hemodialysis products for dialysis providers worldwide.
- Largest supplier of liquid bicarbonate hemodialysis concentrates in the U.S.
- Second largest supplier of acid and dry bicarbonate concentrates in the U.S.
- Total Addressable Market ~$450M in 2024, estimated CAGR of ~4-6% through 2028[a].

Financial Metrics

- Achieved record net sales, gross profit, and gross margin in 2024.
- Q1'25 Net Sales = $18.9M, 2025 Guidance = $65M - $70M
- Q1'25 Gross Margin = 16% , 2025 Guidance = 16% - 18%
- Q1'25 Adjusted EBITDA = $(0.4)M, 2025 Guidance = $(0.5)M - $0.5M

Current Capitalization	
Share Price[b]:	$1.12
Market Cap[c]:	$38M
Total Cash, Cash Equivalents, Investments Available for Sale[d]:	$17.3M
Total Debt[d]:	$8.6M

[a] SOURCE: CAGR based on "Rockwell Medical: Concentrates Growth Strategy Report", L.E.K. Consulting LLC (2022). [b] Share price at market close on 5/9/25.
[c] Calculation based on 34,174,687, shares outstanding as of 5/6/25. [d] As of 3/31/25.

Executive Management Team



President and Chief Executive Officer

Dr. Mark Strobeck

Aquilo | Assertio | gsk | SR One | TOPAZ Pharmaceuticals | Zyla life sciences



Chief Financial Officer

Jesse Neri

Aruvant | Hemavant | Symphony Health | Zyla life sciences



Chief Legal Officer

Megan Timmins

aramark | Assertio | Zyla life sciences



Chief Commercial Officer

Tim Chole

Baxter | Cochlear | Watson Pharmaceuticals | Gambro



Chief Corporate Affairs Officer

Heather Hunter

W. P. Carey | Safeguard | Venatorx

Corporate Strategy

Provide Customers with the Highest Quality and Most Reliable Products and Services

Diversify our Customer Base and Product Portfolio

Optimize our Business through Continued Manufacturing Improvements

Achieve Sustainable Profitability

Leading Manufacturer and Supplier of Concentrates



Hemodialysis is a Necessity for End Stage Renal Disease Patients

- Approximately 475,000 patients in the U.S. require in-center hemodialysis annually[a].
- Each patient receives approximately 3 treatments per week, totaling ~150 in-clinic procedures per patient per year.
- Each patient requires 3.3 gallons of concentrate per treatment.



Rockwell is an Indispensable Player

- A leading manufacturer and supplier that has scalability and transportation infrastructure to service the more than 12,000 individual purchasing facilities (including outpatient dialysis clinics and hospitals) in the U.S. and select international markets.
- Largest supplier of liquid bicarbonate hemodialysis concentrates in the U.S.
- Second largest supplier of acid and dry bicarbonate concentrates in the U.S.

(a) 2022 United States Renal Data System (USRDS) Annual Data Report. Published by the Chronic Disease Research Group (CDRG) in partnership with the National Institute of Diabetes and Digestive and Kidney Diseases (NIDDK), National Institutes of Health (NIH), Department of Health and Human Services (HHS). Accessed January 2023. www.niddk.nih.gov/about-niddk/strategic-plans-reports/usrds.

U.S. In-Center and Acute Care Hemodialysis Concentrates TAM

~4-6% CAGR driven primarily by increasing number of patients suffering from end-stage kidney disease



$450M
$560M
2024
2028

SOURCE: CAGR based on "Rockwell Medical: Concentrates Growth Strategy Report", L.E.K. Consulting LLC (2022)

Sample of Dialysis Providers, Hospital Systems, Distributors that Rockwell Services

Dialysis Providers

- Innovative Renal Care
- CONCERTO RENAL SERVICES
- DCi Dialysis Clinic, Inc. A Not-For-Profit Corporation
- FRESENIUS MEDICAL CARE
- DaVita.
- Dialyze Direct
- Sanderling Renal Services
- Lower Manhattan DIALYSIS CENTER
- aQua DIALYSIS

Hospital Systems

- UPMC
- HCA Healthcare
- SANFORD HEALTH
- BaylorScott&White HEALTH
- Greenfield Health Systems — Dedicated to Dialysis
- MAYO CLINIC
- Avera
- Intermountain Healthcare

Supplier Partners / Distributors

- NIPRO
- MEDLINE
- CardinalHealth
- Outset
- OM Owens & Minor

Rockwell Distributes to 30+ Countries Worldwide



Current Geographic Footprint
Current Expansion Opportunities

ROCKWELL MEDICAL

Key Drivers to Diversify our Customer Base and Product Portfolio

Geographic Expansion

Increase market share throughout the U.S. and internationally. Rockwell continues to secure commercial partnerships and seeks additional growth opportunities globally.

Market Consolidation

Several small, regional hemodialysis concentrates manufacturers. Opportunity for consolidation and modernization.

At Home Treatments

At home dialysis and transition care markets have potential to address up to 80% of dialysis TAM. Rockwell believes it is well-positioned to address this expanding market.

Complementary Products

Leverage domain expertise in manufacturing and distribution to expand product portfolio by developing and/or in-licensing products including single-use concentrates and new products.

Product Portfolio now includes Bicarbonate Cartridge

- ✓ Premium grade, single-use bicarbonate cartridges offered in two sizes: 720g and 900g. 510(k) approved.
- ✓ Single-use bicarbonate disposables represent an approximate $100 million market opportunity.
- ✓ One of the fastest growing segments within the hemodialysis concentrates market.
- ✓ Presents exciting opportunity for Rockwell Medical.
- ✓ Diversifies product offerings.
- ✓ Leverages reliable distribution network through Rockwell Transportation subsidiary.



Financials and Milestones

First Quarter 2025 Financial Results

(In Millions, Except Per Share Amounts)	Three Months Ended March 31 2025		Three Months Ended March 31 2024	
Net Sales	$	18.9	$	22.7
Gross Profit	$	3.0	$	3.1
Operating Income (Loss)	$	(1.4)	$	(1.3)
Net Income (Loss)	$	(1.5)	$	(1.7)
Adjusted EBITDA[(a)]	$	(0.4)	$	(0.5)
Basic Net Income (Loss) per Share[(b)]	$	(0.04)	$	(0.06)
Adjusted EPS[(c)]	$	(0.01)	$	(0.02)

[(a)] Includes $0.3 million of deferred revenue related to the distribution and license agreements with Sun Pharmaceuticals Industries Ltd., Jeil Pharmaceutical Co., Ltd. and Drogsan Pharmaceuticals.
[(b)] See Note 3 for more details related to Basic and Diluted Weighted Average Shares Outstanding on Form 10-Q filed May 12, 2025.
[(c)] See reconciliation to GAAP financial measures in the tables below.

2025 Guidance

Net Sales*	Adjusted EBITDA	Gross Margin
$65.0M - $70.0M	($0.5)M - $0.5M	16% to 18%

* In 2025, Rockwell Medical expects that it will lose approximately $34 million of net sales as its largest customer (the "Customer") transitions to another supplier. The Company is still in discussions with the Customer about terms of a potential contract extension and/or future volume commitments to Rockwell Medical. While there can be no assurance that these discussions will yield a successful outcome for Rockwell Medical, the Company is continuing to work closely with the Customer to support its clinics and its patients.

2025 Projected Milestones

- Achieve sustained profitability for FY'25 on an adjusted EBITDA basis.
- Grow concentrates business by adding new customers.
- Expand contracts and partnerships with existing customers.
- Continue to optimize our business through improved processes and expanded automated manufacturing capabilities.
- Complete additional business development opportunities to support strategic objectives.

Why Invest in Rockwell Medical?

- ✓ Experienced Management Team
- ✓ Large and Growing Market Opportunity
- ✓ Revenue-Generating Business
- ✓ Strong Financials
- ✓ Attractive Valuation



48"
34" Diameter


ROCKWELL
MEDICAL



ROCKWELL
MEDICAL

ROCKWELL
MEDICAL

www.rockwellmed.com

IR@rockwellmed.com

Reconciliation to GAAP Financial Measures

Non-GAAP Financial Measures

To supplement the Company's financial results presented on a U.S. generally accepted accounting principles ("GAAP") basis, the Company has included information about non-GAAP measures of EBITDA and adjusted EBITDA as useful operating metrics. The Company believes that the presentation of these non-GAAP financial measures, when viewed with results under GAAP and the accompanying reconciliation, provides supplementary information to analysts, investors, lenders, and the Company's management in assessing the Company's performance and results from period to period. The Company uses these non-GAAP measures internally to understand, manage and evaluate the Company's performance. These non-GAAP financial measures should be considered in addition to, and not a substitute for, or superior to, net income or other financial measures calculated in accordance with GAAP. Non-GAAP financial measures used by us may be calculated differently from, and therefore may not be comparable to, non-GAAP measures used by other companies.

	Three Months Ended March 31	
(In Thousands)	2025	2024
Net Income (Loss)	**$ (1,515)**	**$ (1,731)**
Income taxes	—	—
Other expense, net	155	407
Depreciation and amortization	537	544
EBITDA	**(823)**	**(780)**
Severance costs	48	—
Stock-based compensation	445	251
Minnesota transition costs	39	—
Deferred license revenue	(325)	—
Triferic inventory write-off	178	—
Adjusted EBITDA	**$ (439)**	**$ (529)**